UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  August 29, 2019

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GYRODYNE, LLC

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(Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

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(Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

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(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	GYRO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into Material Definitive Agreement

Gyrodyne, LLC, a New York limited liability company (the “Company”), has announced the execution by its subsidiary GSD Flowerfield LLC, a New York limited liability company (“GSD”), of Purchase and Sale Agreement (the “Agreement”) effective as of August 27, 2019 (the “Effective Date”) for the sale of an approximately 9.0 acre parcel of vacant land (the “Property”), which Property forms a portion of the Company’s Gyrodyne/Flowerfield complex in Smithtown, New York for a purchase price of $16,800,000 to BSL St. James LLC, a Delaware limited liability company (“BSL”).

The Agreement requires: (i) an investigation period that will expire after a set period, during which time BSL will have the right to terminate the Agreement by written notice to GSD if BSL will not be fully satisfied, in BSL’s sole discretion, as to the status of title, suitability of the Premises and all factors concerning same, prior to the expiration of the investigation period, in which case BSL will have the right to receive a refund of its earnest money deposit; (ii) if BSL does not terminate the Agreement on or prior to the end of the investigation period, BSL will be obligated to deliver an additional earnest money deposit to the escrow agent, which together with the initial earnest money deposit will be applied toward the purchase price at closing; (iii) unless BSL terminates the Agreement on or prior to the end of the investigation period, the closing will occur on the 30th day following the earlier of (y) the Town of Smithtown’s granting of the Site Plan Approval (as defined in the Agreement and as described below); or (z) BSL’s waiver of the Site Plan Approval.

The Agreement is also contingent on the receipt of Subdivision Approval (as defined in the Agreement and as described below) and Site Plan Approval. The Subdivision Approval condition requires that GSD obtain a subdivision of the Gyrodyne/Flowerfield complex into separate parcels to create the Property (as generally depicted in the Agreement) within a specified time following the last day of the investigation period. If such Subdivision Approval is not obtained within such specified time following the last day of the investigation period, each of GSD and BSL have the right to terminate the Agreement. The contract provides a limited right of BSL to terminate the Agreement in the event the subdivision approval contains requirements specified in the Agreement. In the event the Subdivision Approval has not been denied by the Town of Smithtown at or prior to the last day of the specified period, GSD shall have the right to extend its time to obtain the Subdivision Approval for a specified period of time. If such Subdivision Approval is not obtained within such additional time, each of GSD and BSL have the right to terminate the Agreement.

The Site Plan Approval is specifically delineated in the Agreement. If BSL fails to obtain the Site Plan Approval prior to the later of subclauses (i) or (ii) above, BSL may cancel the Agreement, waive the Site Plan Approval contingency, or extend the site plan period for a specified period upon the payment of an extension fee. If, after such extension, BSL fails to obtain the Site Plan Approval, BSL may cancel the Agreement, waive the Site Plan Approval contingency, or extend the site plan period for an additional specified period with a second non-refundable extension fee.

The Agreement also contains additional customary covenants, conditions, representations and warranties.

The foregoing description of the Agreement is only a summary of its material terms, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1.

The Company estimates that the closing of the sale of the Property will have the effect of raising the value of the net assets in liquidation (“Net Asset Value” or “NAV”) per share by $4.10. The pursuit of entitlements related to the Property and adjacent parcels will also have the effect of extending the estimated liquidation timeline by 18 months. While the Company is contemplating measures to contain costs and reduce the level of operating expenses in the later stages of its dissolution, we are increasing the expense reserve (the estimated costs in excess of receipts) per share by $1.72 to reflect the longer time period. The net effect of these changes is to increase the NAV to $20.20 per common share, an increase of $2.38 from the June 30, 2019 NAV of $17.82 per common share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1*	Purchase and Sale Agreement effective as of August 27, 2019 between GSD Flowerfield LLC and BSL

* Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

Forward-Looking Statement Safe Harbor

The statements made in this report that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, the risk that the proceeds from the sale of Gyrodyne's assets may be substantially below Gyrodyne's estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy Gyrodyne's obligations to its current and future creditors and other unforeseeable expenses related to the proposed liquidation, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, risks and uncertainties relating to developing Gyrodyne's undeveloped property in St. James, New York and other risks detailed from time to time in the Company's SEC reports.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

By:	/s/ Gary Fitlin
Gary Fitlin
President and Chief Executive Officer

 Date:  August 29, 2019